UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2010

NEUTRAL TANDEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33778	31-1786871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Wacker Drive

Suite 200

Chicago, Illinois 60606

(Address of principal executive offices, including Zip Code)

(312) 384-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 16, 2010, Neutral Tandem, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2009. The press release is attached hereto as Exhibit 99.1 and is furnished herewith, except as it relates to the portions of the press release announcing the authorization of the Company’s stock repurchase program, which are to be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The information contained in this Item 2.02 and in the portion of Exhibit 99.1 pertaining to the Company’s financial results hereto shall not be not deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 8.01.	Other Events.

On February 16, 2010, the Board of Directors of the Company announced that it plans to hold its Annual Meeting of Stockholders on Tuesday, May 25, 2010 at 8:00 a.m., Central Time. The meeting will be held in the Superior Room at the UBS Tower located at One North Wacker Drive, Chicago, Illinois 60606. The record date for determination of the Company’s stockholders entitled to notice of and to vote at the Annual Meeting is April 15, 2010.

On February 16, 2010, the Company also announced that its Board of Directors authorized the repurchase of up to $25 million of the Company’s outstanding common stock pursuant to a stock repurchase program (the “Repurchase Program”). Under the terms of the Repurchase Program, the Company may repurchase shares through open market, negotiated or block transactions. The stock repurchase activities will be conducted in compliance with the safe harbor provisions of Rule 10b-18 of the Securities Exchange Act of 1934, as amended. The Repurchase Program does not obligate the Company to repurchase any dollar amount or number of shares of its common stock, and the program may be extended, modified, suspended or discontinued at any time.

A copy of the press release announcing the Repurchase Program is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated February 16, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUTRAL TANDEM, INC.

/s/ Robert M. Junkroski
Date: February 16, 2010	Name:	Robert M. Junkroski
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated February 16, 2010